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                                                                    EXHIBIT 23.3


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-42386) and related Prospectus of Accredo Health, Incorporated of our report dated August 7, 2000, with respect to the consolidated financial statements and schedule of Accredo Health, Incorporated, included in the Current Report (Form 8-K) of Accredo Health, Incorporated dated August 16, 2000.


                                                      /s/ Ernst & Young LLP
                                                      -------------------------


Memphis, Tennessee
August 16, 2000